Exhibit 10.36

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE  (the "Second Amendment") is made as of the 18th day of December, 2009 (the "Effective Date") by and among, 6800 BROKEN SOUND LLC, a Florida limited liability company (the "Landlord") and FRIENDFINDER NETWORKS INC. (formerly known as Penthouse Media Group Inc.), a Nevada corporation (the "Tenant").

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 1, 2005, as amended on June 14, 2006 (together, the "Lease") concerning approximately 3,533 square feet of that certain office building located at 6800 Broken Sound Parkway, Boca Raton, Florida; and

WHEREAS, Landlord and Tenant desire to amend the Lease in order to extend the Term for six (6) additional months; and

WHEREAS, in connection with the foregoing, Landlord and Tenant desire to amend the Lease in the manner provided herein.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and conditions contained in this Second Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment, intending to be legally bound, agree as follows:

1.

The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety.  All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2.

The Expiration Date as set forth in Article 1, Basic Provisions shall be amended as follows:  “Sixty (60) full calendar months following the Commencement Date” shall be deleted and replaced with “Sixty-six (66) full calendar months following the Commencement Date.”

3.

Exhibit D shall be amended by adding the following to “Schedule of Rent – Monthly”:

Period	Monthly Base Rent	Estimated Monthly CAM
January 1, 2010 – June 30, 2010	$9,953.72*	$5,972.23*

*PLUS APPLICABLE SALES TAX

4.

Except as herein modified, all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Second Amendment as of the day and year first above written.

LANDLORD:

6800 BROKEN SOUND LLC, a Florida limited liability company

By:  /s/ Marc H. Bell

Name:  Marc H. Bell

Title:  Managing Member

TENANT:

FRIENDFINDER NETWORKS INC. a Nevada Corporation

By:  /s/ Paul Asher

Name:  Paul Asher

Title:  Secretary

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